  485APOS 1 a09-17770_1485apos.htm 485APOS

Reg. No. 811-01932

File No. 002-43674

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 45 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33

VALLEY FORGE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

1375 Anthony Wayne Drive

Wayne, PA  19087

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-800-548-1942

Bernard  B. Klawans

The Valley Forge Fund, Inc.

1375 Anthony Wayne Drive

Wayne, PA  19087

With a copy to:

c. Richard Ropka , Esq. Law Office of C. Richard Ropka, LLC 215 Fries Mill Road Turnersville, New Jersey 856-374-1744 (phone) 866-272-8505 (fax)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐ Immediately upon filing pursuant to paragraph (b)

☐ on                 pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(i)

☐ on [date] pursuant to paragraph (a)(1) of rule 485

☐ 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

☐ on                  pursuant to paragraph (a)(2) of Rule 485

☐ on                        pursuant to paragraph (a)(3) of Rule 485

VALLEY FORGE FUND, INC.

Ticker Symbol:   VAFGX

PROSPECTUS

___________, 2010

1-800-869-1679

Advised by:

Valley Forge Management Corp.

1375 Anthony Wayne Drive

Wayne, Pennsylvania 19087

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.   Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Investment Objectives
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser
Investment Adviser Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objectives
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Investment Adviser Portfolio Managers
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Notice of Privacy Policy & Practices

 FUND SUMMARY

Investment Objectives:  The Valley Forge Fund, Inc. is an open-ended, non-diversified, investment company that seeks capital appreciation through investment in common stocks and securities convertible into common stocks where return from dividends and interest is considered in the selection of its holdings.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	No-Load Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	26%
Total Annual Fund Operating Expenses	1.26%

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
No-Load Shares	$[ 138 ]	$[ 432 ]	$[ 748 ]	$[1,642 ]

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was [39]% of the average value of its portfolio.

Principal Investment Strategies:    The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Fund’s adviser, Valley Forge Management Corporation, believes are under priced based on the company’s intrinsic value. Security selections recommended by the Investment Adviser include companies that have shown a general upturn in earnings accompanied by dividend increases. The Advisor also recommends companies that either lead or are in the process of becoming leaders in their fields of endeavor. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued.

The four categories that the investment advisor evaluates in order to value a company and its securities, are as follows: Business Economics, Management Abilities, Financial Condition and Stock Price. The fund is willing to invest in the securities of companies with small, medium or large capitalizations. In other words, the Fund is open to a large universe of public companies so that it may find stocks with the exceptional traits that the Fund desires.

Principal Investment Risks:   As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund’s net asset value and performance.

Management Risk: The main risk of investing in the Fund is that the A dviser’s strategy of investing in undervalued securities may fail. The A dviser may be incorrect in its assessment of the intrinsic value of the companies in which the F und invests, or value stocks may be out of favor with investors. The Fund may under perform and you may lose money.

Common Stock Risk: The Fund invests the majority of its assets in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stock holders; therefore the Fund could lose money if a company in which it invests becomes financially distressed.

Market Risk Disclosure: Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Issuer-Specific Risks:  The price of an individual security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.  An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

Sector Risk: If the Fund’s portfolio is over weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than it would have on a fund that is not over weighted in that sector. The Fund may from time to time have a greater focus in certain sectors and weakness in those sectors could result in losses to the Fund.

Non-Diversification Risk: The Fund is non-diversified. This means that the Fund may not own as many securities as a diversified mutual fund of the same size. Non-diversification gives the Fund more flexibility to focus its investments in the most attractive companies identified by the adviser. However, due to the smaller number of security holdings, the appreciation or depreciation of a single stock may have a greater impact on the Fund’s share price. As a result, this investment strategy can produce more fluctuation in the Fund’s value than a diversified mutual fund.

Performance:

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of No-Load shares of the Fund for each full calendar year since the Fund's inception. The performance table compares the performance of the No-Load shares of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-800-869-1679.

No-Load Annual Total Return For Calendar Years Ended December 31

[bar chart to be supplied by subsequent amendment]

Best Quarter:	[update]	[_.__]%
Worst Quarter:	[update]	[_.__]%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2009 )

	One Year	Life of Fund (1)
No-Load shares
Return before taxes	[_.__]%	[_.__]%
Return after taxes on distributions	[_.__]%	[_.__]%
Return after taxes on distributions and sale of Fund shares	[_.__]%	[_.__]%
Standard & Poor's 500 Index (2)	[_.__]%	[_.__]%

(1) The inception date of the Fund’s No-Load share is xxxxxxx xx, xxxx.

(2) The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs).

Investment Adviser:  Valley Forge Management Corp. (“VFMC”) has acted as the Investment Adviser of the Fund since its inception in 1971.

Investment Adviser Portfolio Managers: VFMC has two portfolio managers: Mr. Bernard B. Klawans, is VFMC's founder, and Chief Executive Officer and Mr. Craig T. Aronhalt .   Mr. Klawans is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares:   The minimum initial investment in the No-Load shares is $1,000 and the minimum subsequent investment is $100.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:   Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries:   If you purchase No- Load shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives:  The Valley Forge Fund, Inc. is an open-ended, non-diversified, investment company that seeks capital appreciation through investment in common stocks and securities convertible into common stocks where return from dividends and interest is considered in the selection of its holdings. The Fund’s investment objectives are not a fundamental policy, and may be changed by the Fund's Board of Trustees without shareholder approval upon 60 days written notice.

Principal Investment Strategies:    The Fund’s principal investment strategy is value investing. The Fund invests in common stock of U.S. companies that the Fund’s adviser, Valley Forge Management Corporation, believes are under priced based on the company’s intrinsic value. Security selections recommended by the Investment Adviser include companies that have shown a general upturn in earnings accompanied by dividend increases. The Advisor also recommends companies that either lead or are in the process of becoming leaders in their fields of endeavor. On occasion, companies will be recommended because research and discussions with management indicate that the stock price appears to be significantly undervalued.

The four categories that the investment advisor evaluates in order to value a company and its securities, are as follows: Business Economics, Management Abilities, Financial Condition and Stock Price. The fund is willing to invest in the securities of companies with small, medium or large capitalizations. In other words, the Fund is open to a large universe of public companies so that it may find stocks with the exceptional traits that the Fund desires.

Principal Investment Risks:

Management Risk: The main risk of investing in the Fund is that the adviser’s strategy of investing in undervalued securities may fail. The adviser may be incorrect in its assessment of the intrinsic value of the companies in which the fund invests, or value stocks may be out of favor with investors. The Fund may under perform and you may lose money.

Common Stock Risk: The Fund invests the majority of its assets in common stocks. Historically, common stocks are more volatile than other securities such as bonds. The common stock of a company that experiences financial distress may lose significant value or become worthless. The rights of common stockholders are subordinate to all other claims on a company’s assets including debt holders and preferred stock holders; therefore the Fund could lose money if a company in which it invests becomes financially distressed.

Value Stock Risk:  Value stocks involve the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the adviser misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

Foreign Exposure:  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Special risks associated with direct investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Neither the Fund nor the Underlying Funds are expected to invest significantly in direct foreign investments

ADR Risk:  ADRs may be purchased by the Fund or by Underlying Funds through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Market Risk: Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. The value of the Fund will fluctuate and you could lose money by investing in the Fund.

Issuer-Specific Risks:  The price of an individual security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.  An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

Sector Risk: If the Fund’s portfolio is over weighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than it would have on a fund that is not over weighted in that sector. The Fund may from time to time have a greater focus in certain sectors and weakness in those sectors could result in losses to the Fund.

Non-Diversification Risk: The Fund is non-diversified. This means that the Fund may not own as many securities as a diversified mutual fund of the same size. Non-diversification gives the Fund more flexibility to focus its investments in the most attractive companies identified by the adviser. However, due to the smaller number of security holdings, the appreciation or depreciation of a single stock may have a greater impact on the Fund’s share price. As a result, this investment strategy can produce more fluctuation in the Fund’s value than a diversified mutual fund.

Portfolio Turnover Risk: The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Temporary Investments: Defensive positions :

In response to market, economic, political or other conditions, the adviser may invest strategically and for defensive purposes to reduce risk.  The Fund may remain in defensive positions for extended periods of time based on the adviser’s assessment of market conditions. Because of the conservative intent of the Fund’s management, the Fund may invest in large amounts of money market securities to defend capital during such times that periods of falling common stock prices are expected. These investment decisions made by the Adviser to defend capital may reduce potential profits in extended periods of rising common stock prices. Occasionally the Fund may take temporary defensive positions that would include all types of U.S. Government obligations and money market funds. Such a strategy would be in response to adverse market conditions or an inability to find securities that satisfy the advisor’s price and quality standards. The Fund may not achieve its investment objective of long-term capital appreciation, whenever it is holding such defensive positions.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.

MANAGEMENT

Investment Adviser: The Valley Forge Management Corporation located at 1375 Anthony Wayne Drive, Wayne, PA serves as investment adviser to the Fund.  Subject to the authority of the Fund's Board of Trustees, the adviser is responsible for management of the Fund's investment portfolio. The adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. The adviser was established in 1971. As of [XX], 2010, the adviser and its affiliated advisory firms had total assets under management of approximately $[XX] million. [to be updated by subsequent amendment]

On July 19, 1978, Fund shareholders approved a management and advisory contract with VFMC that was renewed on August 19, 2008 by all Directors. This Agreement will continue on a year-to-year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund. In either event, it must also be approved by a majority of the directors of the Fund who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval. The reasons for the selection of their Investment Adviser are detailed in the Fund's annual report.

VFMC will furnish investment advice to the Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or sold. The Agreement may be terminated at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding shares of the Fund on not more than 60 days written notice to VFMC. In the event of its assignment, the Agreement will terminate automatically. The Fund's officers and directors are empowered at any time to reject or cancel VFMC's advice. For these services the Fund has agreed to pay to VFMC a monthly fee equal to one-twelfth of 1% per month of the daily average net assets of the Fund during the month. VMFC would forgo sufficient fees to hold total expenses of the Fund to less than 1.5% of its total assets.

VFMC pays salaries of those of the Fund's employees who may be officers or directors or employees of the Investment Adviser. Its only remuneration is the management fee paid for investment advice. The Fund pays all other expenses including directors not affiliated with the Advisor; legal, transfer agent & accounting fees; brokerage commissions; interest; taxes and the expense of operating its offices. VFMC has paid the initial organizational costs of the Fund and will reimburse the Fund for any losses incurred because of purchase reneges. It received $??,??? in management fees in 2009, $82,237 in 2008 and $97,953 in 2007.

Investment Adviser Portfolio Managers:   Bernard Klawans is primarily responsible for the day-to-day management of the Fund. Mr. Klawans has managed the Fund since its inception .

Bernard Klawans

Mr. Bernard Klawans, currently holds the title of Chairman with the adviser, which he has held since 2009.  Valley Forge Management Corp. has been his employer since 1971. Concurrently, he was a manager and engineer with the space division of General Electric form 1960 to 1981.

Craig Aronhalt

Mr. Aronhalt, has worked with Mr. Klawans since 200 9 .. Previously, Mr. Aronhalt was a Director with Altman Investment Management, LLC and Principal with Carl Domino, Inc.

The Fund's Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

HOW SHARES ARE PRICED

The public offering price and Net Asset Value (" NAV ") of Fund shares are determined at 4:00 p.m. ( Eastern time) on each day the New York Stock Exchange (" NYSE ") is open for business.   NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund's shares outstanding.  ((Asset minus liabilities)/number of shares=NAV).   The NYSE is closed on weekends and most national holidays.  The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, and distribution fees, which are accrued daily.   The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange.  Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.   If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Board, and evaluated by the Board quarterly as to the reliability of the fair value method used. In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.  The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.   Although not part of the adviser’s principal investment strategy, since the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV of the Fund, the adviser values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio occur before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short - term traders.

HOW TO PURCHASE SHARES

Purchase requests received by the Fund’s transfer agent in good order before the close of the NYSE (normally 4:00 p.m. ET) will receive the NAV calculated that day. Purchase requests received by the Fund’s transfer agent after the close of the NYSE will receive the NAV calculated following the close of the NYSE on the next following business day. The Fund reserves the right at its sole discretion to reject purchase orders when, in the judgment of management, such rejection is in the best interest of the Fund.

Your purchase of Shares of the Fund will be affected at the next Share price calculated after receipt of your investment. The fund has authorized one or more brokers to receive purchase and redemption orders on its behalf.  Such brokers are also authorized to designate other intermediaries to receive purchase and redemption orders on the fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund.  If you place your purchase order through a broker or agent, that broker or agent may charge you a transaction fee.

Opening an Account

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may ask for other identifying documents or information. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Investments: When making your initial purchase request, make sure your request is in good order. “Good order” means that your purchase request includes the name of the purchaser, the dollar amount of shares to be purchased, a completed account application, and a check payable to the Valley Forge Fund.

Mail the application and check to:

U.S. Mail: Valley Forge Fund              Overnight: Valley Forge Fund

c/o Mutual Shareholder Services, LLC      c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive                    8000 Town Centre Drive

Suite 400                                 Suite 400

Broadview Heights, OH  44147              Broadview Heights, OH  44147

Initial purchase of shares of the Fund may be made by application submitted to the Fund’s transfer agent by mail or in person. a check made out to the Valley Forge Fund for the initial share purchase should be included with the account application. The minimum purchase of shares is $1,000. For the convenience of investors, an Account Application is included in every request for a Prospectus. To receive this information, visit our website at www.valleyforgefund.com, call the Fund’s transfer agent toll free: 1-800-869-1679 or write to:

Valley Forge Fund

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive

Suite 400

Broadview Heights, OH  44147

You also may make your initial purchase by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call the Fund’s transfer agent at 1-800-869-1679 to notify the Fund of your purchase and obtain an account number and wire instructions.

Wire orders will be accepted only on a day which the Fund, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or transfer agent. The Fund presently charges no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interest of the Fund.

The Fund issues only book-entry shares. Therefore, share certificates will not be issued.

Subsequent Purchases: Subsequent purchases may be made by mail, wire, or in person. A subsequent purchase is in good order when your purchase request includes the name of the account holder, the dollar amount of shares to be purchased, and a check payable to the Valley Forge Fund. The minimum subsequent purchase is $100. You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.

To wire money, you must call the Fund’s transfer agent, at 1-800-869-1679 to notify the Fund of your purchase and obtain wire instructions.

HOW TO REDEEM SHARES

Redemption Requirements

Shareholders may redeem all or any part of their shares on any day the Fund is open for business. To sell Fund shares, send written instructions, signed by the shareholder(s) with the proper signature guarantee, if applicable to:

U.S. Mail: Valley Forge Fund

Overnight: Valley Forge Fund

c/o Mutual Shareholder Services, LLC

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive

8000 Town Centre Drive

Suite 400

Suite 400

Broadview Heights, OH  44147

Broadview Heights, OH  44147

A signature guarantee is designed to protect the Fund and its shareholders from fraud. A signature guarantee is required to redeem shares in the following situations:

•

The redemption is for more than $25,000.

•

The proceeds are to be mailed to an address other than the registered address of record.

•

A change of address request has been received by the Transfer Agent within the last 15 days.

•

Ownership of the Account has changed.

A signature guarantee verifies the authenticity of the shareholders signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in the STAMP program (a Securities Transfer Agents Medallion Program) or the Stock Exchange Medallion Program. Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and NASD member firms. The Fund will not make checks payable to any person other than the shareholder(s) of record or financial intermediaries for the benefit of shareholder(s) of record.

Redemptions by Telephone:   The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges or redemption fees, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-869-1679. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.   The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.   If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.   These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:   If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:   You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:   If your individual account, IRA or other qualified plan account has a current account value of at least $10,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the Fund at 1-800-869-1679 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind:   The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:   Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”   If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:   Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:   If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.   A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.   You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record ; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).   Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.   A notary public cannot guarantee signatures.

Retirement Plans:   If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance in the Fund falls below $1,000, the Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice ; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Fund’s shares may generate tax liability, unless you are a tax-exempt investor or your investment is in a qualified retirement account such as an IRA or a 401(k).  When you redeem your shares in a taxable account, you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income quarterly and net capital gains annually in December.  All such distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.   Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.   The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund’s shares.

FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund discourages and does not accommodate market timing.  Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.

The Fund currently uses several methods to reduce the risk of market timing.   These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy ”.  If a shareholder makes a redemption that is both within a predetermined number of days of purchase and in excess of a predetermined dollar amount, the Fund and its adviser will further evaluate the shareholder's transactions to determine whether the trading pattern suggests an ongoing market timing strategy.   Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Fund nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders.  The adviser may also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of funds. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. However, the Fund will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Fund enter into an agreement with the Fund to provide shareholder transaction information, to the extent known to the financial intermediary, to the Fund upon request.

DISTRIBUTION OF SHARES

Distributor: None

Distribution Fees:  There are no distribution fees.

Additional Compensation to Financial Intermediaries:   The Fund's adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

Householding:   To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-869-1679 between the hours of 8:30 a.m. and 7:00 p.m. Eastern time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Conner & Associates, P.C., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

                                                 For the Years Ended December 31

                                          2009     2008    2007     2006    2005

PER SHARE DATA: *

Net Asset Value, Start of Year:          $ ????   $9.35  $ 9.53   $ 8.89  $ 9.24

                                          ______________________________________

Income from Investment Operations:

 Net Investment Income (**)                ????     0.23    0.16    0.25    0.18

 Net Realized & Unrealized Gain (Loss)

     on Investments                        ????    (2.10)   0.11    .64    (.35)

                                         ______________________________________

   Total from Investment Operations        ????    (1.87)   0.27    .89    (.17)

                                          ______________________________________

Less Distributions:                        ????      .35   (0.45)  (0.25) (0.18)

                                          ______________________________________

Net Asset Value, End of Period             ????   $ 7.13  $ 9.35  $ 9.53   $8.89

                                          ======================================

Total Return: (***)                        ????   (20.05)%  2.83%  10.12%(1.84)%

RATIOS TO AVERAGE NET ASSETS:

Expenses:                                  ????     1.26%  1.56%*  1.27%   1.36%

Net Investment Income:                     ????     4.23%  1.75%   1.14%   0.55%

SUPPLEMENTAL DATA:

Net Assets in Thousands                    ????   $ 6,976  $9,108  $9,698 $9,510

Portfolio Turnover Rate                    ????     39.4%    8.3%   10.3%  18.3%

*   Reduced to 1.5% by return of $5,872.39 to the Fund by the Investment Adviser

**  Per share net investment income has been determined on the basis of average number of shares outstanding during the period

*** Total return assumes reinvestment of dividends

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.   For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.   Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.   The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non - affiliated third parties.

The Privacy Policy is not part of this Prospectus

VALLEY FORGE FUND, INC.

Adviser	Valley Forge Management Corp. 1375 Anthony Wayne Drive Wayne, PA 19087
Distributor	None
Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202
Legal Counsel	Law Office of C. Richard Ropka, LLC 215 Fries Mill Road Turnersville, New Jersey 08012
Transfer Agent	Mutual Shareholder Services, LLC 8000 Town Centre Drive Suite 400 Broadview Heights, OH 44147
Independent Registered Accounting Firm	Conner & Associates, PC 110 South State Street Suite 200 Newtown, PA 18940

Additional information about the Fund is included in the Fund's Statement of Additional Information dated _________ 2010 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.   In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-800-869-1679 or visit www.valleyforgefundcom.  You may also write to:

Valley Forge  Fund, Inc.

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.   Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.   Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.   Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-01932

VALLEY FORGE FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

[ XXXXX XX], 2010

 This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of Adaptive Allocation Fund dated [ XXXXXX XX, 2010 ], a copy of which may be obtained without charge by contacting the Fund’s Transfer Agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or by calling 1-800-869-1679.

This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the period ended December, 2009.

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
TRUSTEE OWNERSHIP
MANAGEMENT OWNERSHIP
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISER
THE DISTRIBUTOR
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A – PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

Description of the Fund

The Valley Forge Fund (the “Fund”) was incorporated in Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on August 11, 1988. The Valley Forge Fund, Inc. is an open-ended, non-diversified, investment company. The Fund's registered office is in Wayne, Pa.; mail may be addressed to Box 262, Valley Forge, Pa. 19481. The investment adviser to the Fund is Valley Forge Management Corporation (the “Adviser” or “VFMC”). The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled o such dividends and distributions out of income belonging to the Fund declared by the Board of Directors.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies and Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Fund.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies Valley Forge Management Corp. (the “Adviser”) may employ in pursuit of the Fund’s investment objective and a summary of related risks. The Fund will make only those investments described below that are in accordance with its investment objective and policies. The Adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its investment objective.

COMMON AND PREFERRED STOCKS.  Stocks represent shares of ownership in a company.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.  After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow.  Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

DEPOSITARY RECEIPTS.  The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

CONVERTIBLE SECURITIES.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.  Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  There can be no assurance of capital appreciation, however, because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

TEMPORARY DEFENSIVE MEASURES. In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund’s assets in cash or cash equivalent securities. This could affect the Fund’s performance and the Fund might not achieve its investment objectives.

INVESTMENT RESTRICTIONS

Fundamental.  The investment limitations described below have been adopted by the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Directors without the approval of shareholders to, the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; or (b) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Sell securities short.

9.

Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary brokers commissions

10.

Acquire  more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.

11.

Invest in companies for the purpose of acquiring control.

12.

The Fund may not purchase or retain securities of any   issuer if those officers and directors of the Fund or its Investment Advisor owning individually more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.

13.

Pledge, mortgage or hypothecate any of its assets.

14.

Invest in securities which may be subject to registration under the Securities Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.

15.

Invest more than 5% of the total Fund assets, taken at  market value at the time of purchase, in securities of companies with less than three years continuous operation, including the operations of any predecessor.

With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Funds policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Fund shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Fund’s shareholders and those of the Fund’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•    The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•    Mutual Shareholder Services, LLC.  Mutual Shareholder Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•    U. S. Bank is the custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

•     Coner & Associates, PC is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•     Law Office Of C., Richard Ropka, LLC  is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Fund’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Fund is managed under the direction of its Board of Directors and Officers. The Board of Directors selects and approves the investment advisor and any officers necessary to conduct the business of the Fund. The Board of Directors and Officers, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful malfeasance, gross negligence or reckless disregard of his or her duties. The following table shows the officers and directors with their ages, addresses, positions at the Fund, principal occupations during the past five years and any other Directorships held by the Director or Officer. The Directors and Officers are elected on an annual basis.

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Address [1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Donald A. Peterson Age: 69	Director, Chairman of the Board	Indefinite/ 8/15/1974 - present	Program Manager – DRS Technologies	1	None
Lew Seaman Age: ??	Director			1	None
Dr. James P. King Age: 76	Director	Indefinite/ 5/15/1972 - present	President – Desilube, Inc.	1	None
Charles W. Majer Age: 73	Director	Indefinite/ 6/31/2005 - present	President –Majerplus, Ltd.	1	None

1The address of each director is c/o Valley Forge Fund, Inc., 1375 Anthony Wayne Drive Wayne, PA  19087.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Bernard B. Klawans1 Age: 89	Director, CEO	Indefinite/ 5/15/1972 –present	Chairman, Valley Forge Management Corp., 1/2009, President since 2003 .	1	None
Sandra K. Texter1 Age: 59	Secretary,	Indefinite/ 1/30/2003 -present	Systems Analyst – Lockheed Martin Corp.	1	None

1 Sandra K. Texter is considered an “ Interested” Director, as defined in the Investment Company Act of 1940, as amended, because she is affiliated with the Adviser.  Mr. Klawans because he co-owns the Fund's Investment Adviser and Sandra Texter because she is the daughter of Mr. Klawans and Secretary of the Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Fund within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the past fiscal year, the Audit Committee held two meetings.

BOARD OWNERSHIP

As of December 31, 2009 , the Director owned the following amounts in the Fund:

Name of Director or Officer	Dollar Range of Securities In The Fund	Aggregate Range of Securities In All Registered Investment Companies
Bernard B. Klawans	Over $1,000,000	Over $1,000,000
Sandra K. Texter	$500,000 - $1,000,000	$500,000 - $1,000,000
Donald A. Peterson	$50,000 - $100,000	$50,000 - $100,000
Lew Seaman	$0	$0
Dr. James P. King	$10,000 - $50,000	$10,000 - $50,000
Charles W. Majer	$10,000 - $50,000	$10,000 - $50,000

Compensation

The following table describes the compensation paid to the Directors for the fiscal period ended December 31, 2009 . Directors of the Fund who are deemed “ interested persons ” , and officers of the Fund, receive no compensation from the Fund.

Name	Aggregate Compensation from the Fund
Donald A. Peterson	$446
Lew Seaman	$0
Dr. James P. King	$297
Charles W. Majer	$396

MANAGEMENT OWNERSHIP

As of  December 31, 2009 , all officers and directors as a group owned 25 .4 % of the outstanding shares of the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of  December 31, 2009 , the following persons were the owners of more than 5% of the outstanding shares of the Fund:

Name and Address	Fund	Percentage of Ownership	Type of Ownership
Bernard B. Klawans	Valley Forge Fund	15.7%	Record & Beneficial
Sandra B. Texter	Valley Forge Fund	8 .8%	Record & Beneficial
T.D. Ameritrade, Inc.	Valley Forge Fund	5 .4%	Record & Beneficial

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

The Adviser of the Fund is Valley Forge Management Corp., located at 1375 Anthony Wayne Drive, Wayne, PA  19087.  Bernard Klawans is the Chairman of the Adviser.  Craig Aronhalt owns 75% of the Adviser and may be deemed to control the Adviser.  Pursuant to the Investment Advisory Agreement with the Fund, on behalf of the Fund (the “Advisory Agreement”), Adviser, subject to the supervision of the Board of the Fund, and in conformity with the stated policies of the Fund, manages the operations of the Fund.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Fund may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Fund who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on July 19, 1978, and renewed at a meeting held on August  19, 2008 .

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual investment advisory fee rate payable by the Fund to Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL INVESTMENT ADVISORY FEE
Valley Forge Fund, Inc.	1.00%

The fee is computed daily and payable monthly.  During the fiscal year ended December 31, 2007 the Fund paid $97,953 in advisory fees. During the fiscal year ended December 31, 2008, the Fund paid $82,237 in advisory fees.  During the fiscal year ended December 31, 2009, the Fund paid $????? in advisory fees.  The Adviser has agreed contractually to waive its management fee and to reimburse expenses , such that total annual fund operating expenses do not exceed 1.5% of average daily net assets.  No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund’s Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.

Fund	No – Load Shares
Valley Forge Fund, Inc.	1.5%

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Fund who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Fund, the Adviser each have adopted codes of ethics (the “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Fund. Under the code of ethics adopted by the Fund, the Trustees are not permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Fund’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has adopted Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”) which are attached to this SAI as Appendix A.  The Adviser’s Proxy Policies underscore the Adviser’s concern that all proxy voting decisions made be in the best interests of the Fund and its shareholders and that the Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at (1-800-869-1679); and (2) on the SEC’s  website at http://www.sec.gov.

THE DISTRIBUTOR

None

Rule 12b-1 Plan

None

Portfolio Managers

Mr. Bernard B. Klawans is the portfolio manager responsible for the day-to-day management of the Fund. As of December 31, 2009, the Portfolio Managers were not responsible for the management of any other types of accounts, in addition to the Fund.

While the Fund pays the Adviser a fee based on assets under management, Messers Klawan’s and Aronhalt’s compensation from the Adviser is not fixed.  Because they own the Adviser, their compensation is based upon the Adviser’s profitability. Messers. Klawan and Aronhalt participate directly in all profits and losses of the Adviser, including the advisory fees paid by the Fund, and are paid in cash.  There are no bonuses, options, deferred compensation or retirement plans associated with their service to the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Bernard B. Klawans	Over $1,000,000
Craig T. Aronhalt	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Directors, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price  (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  For the fiscal year ended December 31, 2007, the Fund paid brokerage commissions of $????.  For the fiscal year ended December 31, 2008, the Fund paid brokerage commissions of $????.  For the fiscal year ended December 31, 2009, the Fund paid brokerage commissions of $????.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Scott Klawans, the son of Mr. Klawans, is employed by Best-Vest Co. at Ardmore

PA. and has provided brokerage services that meet these requirements established by the Fund's Board of Directors.

PORTFOLIO TURNOVER

The Fund does not engage in a high level of trading in seeking to achieve its investment objective.  The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.

Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption or shares.  The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. For the fiscal year ended December 31, 2007, the Fund’s portfolio turnover rate was %.  For the fiscal year ended December 31, 2008, the Fund’s portfolio turnover rate was %.  For the fiscal year ended December 31, 2009, the Fund’s portfolio turnover rate was 39%. [to be updated by subsequent amendment].

OTHER SERVICE PROVIDERS

Fund Administration

Transfer Agent and Fund Accounting

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, acts as the Fund’s transfer agent. MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250. The Fund will  receive a discount ranging from 10-60% depending on the net assets of the Fund until the Fund reaches $11 million in assets. For the fiscal year ending December 31, 2009, the fund paid $xxxxx for fund accounting and transfer agency fees.

 Custodian

U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund’s investments. The custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund will vote in the aggregate as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Fund voting.

The Fund is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Fund’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "Net Asset Value," the net asset value ("NAV") of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.  Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Fund expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the NYSE Close on each day that the NYSE is open for trading are priced at the NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the NYSE Close, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing the gains by the amount of any available capital loss carry forwards.  As of January 31, 2008, the Fund has $714,902 in capital loss carry forwards available to offset any future gains.  If not applied, $118,630 of the carryover expires on January 31, 2015 and $596,272 expires on January 31, 2016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Conner & Associates, P.C. Certified Public Accountants, 110 South State Street Suite 200, Newtown, PA 19940, has been selected as independent public accountants for the Fund for the fiscal year ending December 31, 2009. Conner & Associates, P.C. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC, 215 Fries Mill Road, Turnersville, New jersey  08012 serves as the Fund’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2009. You can obtain the Annual Report without charge by calling the Fund at 1-800-869-1679.

APPENDIX A

VALLEY FORGE MANAGEMENT CORP.

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

POLICY

Valley Forge Management Corp. (the “Adviser”) acts as discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”).  Adviser’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts.  Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client’s account.

II.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.

PROCEDURES

The Chief Compliance Officer of the Adviser is ultimately responsible for ensuring that all proxies received by Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Chief Compliance Officer of the Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.

Conflicts of Interest

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

• Manages a pension plan of a company whose management is soliciting proxies;

• Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

• Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between Adviser’s interests and a client’s interest, including a mutual fund client, Adviser will resolve such a conflict in the manner described below:

1.

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.

Obtain Consent of Clients.  To the extent that Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, Adviser will abstain from voting the securities held by that client’s account.

3.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct Adviser to forward all proxy matters in which Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, Adviser will abstain from voting the securities held by that client’s account.

The Chief Compliance Officer of the Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflict of interest so identified by Adviser will be addressed as described above in this Section III.A.

B.

Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where Adviser has determined that it is in the client’s best interest, Adviser will not vote proxies received.  The following are certain circumstances where Adviser will limit its role in voting proxies:

1.

Client Maintains Proxy Voting Authority:  Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by Adviser, it will promptly be forwarded to the client or specified third party.

2.

Terminated Account:  Once a client account has been terminated with Adviser in accordance with its investment advisory agreement, Adviser will not vote any proxies received after the termination.  However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.

Limited Value:  If Adviser determines that the value of a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client’s proxies.  Adviser also will not vote proxies received for securities that are no longer held by the client’s account.  In addition, Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.

Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where Adviser determines that a proxy vote (or other shareholder action) is materially important to the client’s account, Adviser may recall the security for purposes of voting.

5.

Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, Adviser may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of Adviser’s Policies and Procedures by written request addressed to Adviser.  Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.

GUIDELINES FOR MUTUAL FUND CLIENTS OF THE ADVISER

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.

Oppose

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Proposals in this category would include:

1.

Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:

a.

Proposals to stagger board members’ terms;

b.

Proposals to limit the ability of shareholders to call special meetings;

c.

Proposals to require super majority votes;

d.

Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.

Proposals regarding “fair price” provisions;

f.

Proposals regarding “poison pill” provisions; and

g.

Permitting “green mail”.

2.

Providing cumulative voting rights.

3.

“Social issues,” unless specific client guidelines supersede.

B.

Approve

Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders.  Given the routine nature of these proposals, proxies will nearly always be voted with management.  Traditionally, these issues include:

1.

Routine Election of directors recommended by management, except if there is a proxy fight.

2.

Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.

Date and place of annual meeting.

4.

Limitation on charitable contributions or fees paid to lawyers.

5.

Ratification of directors’ actions on routine matters since previous annual meeting.

6.

Confidential voting

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.

Limiting directors’ liability

8.

Eliminate preemptive right

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

9.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

10.

Employee Stock Purchase Plan

11.

Establish 401(k) Plan

C.

Case-By-Case

The Adviser will review each issue in this category on a case-by-case basis.  Voting decisions will be made based on the financial interest of the client.  These matters include:

1.

Pay directors solely in stocks

2.

Eliminate director mandatory retirement policy

3.

Rotate annual meeting location/date

4.

Option and stock grants to management and directors

5.

Allowing indemnification of directors and/or officers after reviewing the applicable laws

6.

and extent of protection requested.

Information regarding the Fund’s proxy voting record during the most recent 12-month period ended December 31 is available at no charge, upon request, by calling 1-800-548-1942. The information also is available on the SEC’s website at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-800-869-1679 and will be sent within three business days of receipt of a request.

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)  Articles of Incorporation. The Valley Forge Fund was incorporated in

Delaware on June 1, 1971. It became a Pennsylvania corporation via domestication on August 11, 1988.

(b)  By-Laws. Copy of Registrant's By-Laws, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 25, are hereby incorporated by reference.

(c)  Instruments Defining Rights of Security Holders – None.

(d)  Investment Advisory Contracts. On July 19, 1978, Fund shareholders approved a management and advisory contract with VFMC that was renewed on August 19, 2008 by all directors. This agreement will continue on a year to year basis provided that approval is voted at least annually by specific approval of the Board of Directors of the Fund.

(e)  Underwriting Contracts – None

(f)   Bonus or Profit Sharing Contracts – None.

(g)  Custodian Agreements – Custody Agreement as to the Valley Forge Fund is hereby incorporated by reference.

Other Material Contracts.

    (h.1) reimbursement Agreements with Officers and/or Directors (Filed here with)

(i) (1)    A Legal Opinion  - None ..

(i) (2)   Consent of Counsel - None

(j)        Consent of Auditor is to be supplied .

(k)       Omitted Financial Statements – No t Applicable ..

     (l)   Initial Capital Agreements. Capital stock and other securities are discussed at length in our prospectus under the Section Capital Stock on page 5.

(m)       Rule 12b-1 Plan –  None.

(n)        Rule 18f-3 Plan – None.

(o)       Reserved.

(p)       Code of Ethics – Code of Ethics of the Registrant and the Adviser is hereby incorporated by reference Purchase and sale of Fund’s Securities (filed herewith).

Item 24.  Persons Controlled by or Under Common Control With the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification

(a)

Indemnification of Trustees, Officers, etc.  Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

(b)    The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others.  Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

(c)   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

(a)    Certain information pertaining to the business and other connections of  Valley Forge Management Corporation, the Adviser to the Valley Forge Fund, is hereby incorporated herein by reference to the section of the Prospectus captioned “Management of the Fund” and to the section of the Statement of Additional Information captioned “Investment Advisor”.  The information required by this Item 26 with respect to each director, officer or partner of  Valley Forge Management Corporation is incorporated by reference to Form ADV filed by Valley Forge Management Corporation with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 811-01932).

Item 27. Principal Underwriter – none.

Item 28. Location of Accounts and Records

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at 8000 Town Centre Road, Suite 400, Broadview Heights, Ohio 44147, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, U.S. Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  Management Services - None.

Item 30. Undertakings - None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 , as amended, and the Investment Company Act of 1940, as amended, The Valley Forge Fund certifies that it meets all of the requirements for effectiveness of this registrations statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of  Wayne, State of Pennsylvania, on the 19 th day of February , 2010.

                                 Valley Forge Fund

                                 By: /s/ Bernard B. Klawans

                                 Bernard B. Klawans, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective

Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

                                        Title

                                                                  Date

/s/Bernard B. Klawans

                                                                  0 2 / 19 /10

Bernard B. Klawans             Director and President

/s/ Sandra K. Texter

                                                                  0 2 / 19 /10

Sandra K. Texter                       Treasurer

/s/ Donald A. Peterson

                                                                  0 2 / 19 /10

Donald A. Peterson             Director and Chairman of The Board

/s/ Lew Seaman                         Director                   0 2 / 19 /10

Lew Seaman

/s/ Dr. James P. King

Dr. James P. King                      Director                   0 2 / 19 /10

                               VALLEY FORGE FUND

           PART C - EXHIBIT LIST FOR POST-EFFECTIVE AMENDMENT NO. 45

                          AS FILED ON FEBRUARY 19 , 2010

                                 EXHIBIT INDEX

EXHIBIT INDEX

ITEM 23

      H1- Reimbursement Agreements - Officers/Directors

 P - Code of Ethics - Purchase and Sale of Fund's Securities